 Filed pursuant to Rule 497(e)
Registration Nos. 333-197427; 811-22980

ANGEL OAK MULTI-STRATEGY INCOME FUND
a series of Angel Oak Funds Trust

Class A Shares -- ANGLX

June 5, 2015

Supplement to the
Prospectus
dated April 10, 2015

Effective immediately, a contingent deferred sales charge (“CDSC”) of up to 1.00% may be imposed on certain redemptions of Class A shares of the Angel Oak Multi-Strategy Income Fund (the “Fund”) made within 18 months of the date of purchase on Class A shares that were purchased without an initial sales charge.

Accordingly, the following disclosure has been added to the Fund’s Prospectus:

Contingent Deferred Sales Charge and Dealer Reallowance – Class A Shares.  There is no initial sales charge on purchases of Class A shares of $1 million or more, however, a CDSC of up to 1.00% may be imposed if such Class A shares are redeemed within eighteen (18) months of their purchase, based on the lower of the shares’ cost or current net asset value. Such CDSC will be equal to 1.00% of the purchased amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter. Any Class A shares acquired by reinvestment of distributions will be redeemed without a CDSC.

In determining whether a CDSC is payable, the Fund will first redeem Class A shares not subject to any charge. The Fund’s distributor receives the entire amount of any CDSC you pay. No CDSC is applied in the following instances:
•	The redemption is due to the death or post-purchase disability of a shareholder or settlor of a living trust account.
•
Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the “Code”). The CDSC will be waived for benefit payments made directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under Section 401(a)(9) of the Code), in-service distributions, hardships, loans, and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial intermediary.

•	The redemption is for a mandatory withdrawal from a traditional IRA account after age 70 1/2.
•	In the case of a divorce, where there exists a court decree that requires redemption of the shares.
•	When shares are involuntarily redeemed due to low balance or other reasons.
•	When shares are redeemed in accordance with the Fund’s Systematic Withdrawal Program.
•	In other circumstances under the Adviser’s discretion.
•	The redemption relates to shares for which no commission was paid to the dealer of record (as described below).
Documentation may be required prior to the waiver of the CDSC, including death certificates, physicians’ certificates, etc., in applicable instances.

The dealer of record may receive commissions on Class A sales of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $3 million, 0.50% of the next $47 million and 0.25% thereafter.

Under certain circumstances, the Fund’s distributor may change the reallowance to dealers and may also compensate dealers out of its own assets. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Fund’s distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please retain this Supplement with your Prospectus for future reference.